UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 24, 2015
(Date of earliest event reported)

Bank of America Merrill Lynch Commercial Mortgage Trust 2015-UBS7
(Exact name of issuing entity)

Bank of America, National Association
UBS Real Estate Securities Inc. (Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-201743-01	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On or about September 24, 2015, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7 (the “Certificates”), is expected to be issued by Bank of America Merrill Lynch Commercial Mortgage Trust 2015-UBS7, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of September 1, 2015 (the “Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.

The mortgage loan secured by the mortgaged property identified as “Charles River Plaza North” on Schedule II to the Pooling and Servicing Agreement (the “Charles River Plaza North Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Charles River Plaza North Non-Serviced Loan Combination”) that also includes three (3) other pari passu promissory notes and a subordinate B note, which are not assets of the Issuing Entity. The Charles River Plaza North Non-Serviced Loan Combination will be serviced and administered in accordance with the pooling and servicing agreement for the CSAIL 2015-C3 securitization transaction (the “CSAIL 2015-C3 Pooling and Servicing Agreement”), an executed version of which is attached hereto as Exhibit 4.2, and the Charles River Plaza North Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.4.

The mortgage loan secured by the mortgaged property identified as “261 Fifth Avenue” on Schedule I to the Pooling and Servicing Agreement (the “261 Fifth Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan pair (the “261 Fifth Avenue Loan Pair”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The 261 Fifth Avenue Loan Pair will be serviced and administered in accordance with the Pooling and Servicing Agreement, until the securitization of the related pari passu promissory note, and the 261 Fifth Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.5.

The mortgage loan secured by the mortgaged property identified as “The Mall of New Hampshire” on Schedule II to the Pooling and Servicing Agreement (“The Mall of New Hampshire Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (“The Mall of New Hampshire Non-Serviced Loan Combination”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Mall of New Hampshire Non-Serviced Loan Combination will be serviced and administered in accordance with the CSAIL 2015-C3 Pooling and Servicing Agreement and The Mall of New Hampshire Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.6.

The mortgage loan secured by the mortgaged property identified as “200 Helen Street” on Schedule II to the Pooling and Servicing Agreement (the “200 Helen Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of an A/B whole loan (the “200 Helen Street A/B Whole Loan”) that also includes a subordinate B note, which is not an asset of the Issuing Entity. The 200 Helen Street A/B Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 200 Helen Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.7.

The mortgage loan secured by the mortgaged property identified as “WPC Department Store Portfolio” on Schedule II to the Pooling and Servicing Agreement (the “WPC Department Store Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan pair (the “WPC Department Store Portfolio Loan Pair”) that also includes two (2) other pari passu promissory notes, which are not assets of the Issuing Entity. The WPC Department Store Portfolio Loan Pair will be serviced and administered in accordance with the Pooling and Servicing Agreement and the WPC Department Store Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The mortgage loan secured by the mortgaged property identified as “Aviare Place Apartments” on Schedule I to the Pooling and Servicing Agreement (the “Aviare Place Apartments Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Aviare Place Apartments Non-Serviced Loan Combination”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Aviare Place Apartments Non-Serviced Loan Combination will be serviced and administered in accordance with the pooling and servicing agreement for the MSBAM 2015-C23 securitization transaction (the “MSBAM 2015-C23 Pooling and Servicing Agreement”), an executed version of which is attached hereto as Exhibit 4.3, and the Aviare Place Apartments Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class X-D, Class A-S, Class B, Class C and Class D Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-E, Class X-FG, Class X-NR, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about September 24, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be forty-two (42) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on fifty-seven (57) commercial, multifamily and manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated September 14, 2015, between the Registrant and BANA; and certain of the Mortgage Loans are expected to be acquired by the Registrant from UBS Real Estate Securities Inc. (“UBSRES”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated September 14, 2015, between the Registrant and UBSRES.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Drexel Hamilton, LLC pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of September 14, 2015, among the Registrant, as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Drexel Hamilton, LLC, as underwriters, and BANA, and (ii) the sale of the Privately Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC pursuant to a Certificate Purchase Agreement, dated as of September 14, 2015, between the Registrant, as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 14, 2015, supplementing the Prospectus dated September 14, 2015, each as filed with the Securities and Exchange Commission.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.		Description
Exhibit 1.1		Underwriting Agreement, dated as of September 14, 2015, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.
Exhibit 4.1		Pooling and Servicing Agreement, dated as of September 1, 2015, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.
Exhibit 4.2		Pooling and Servicing Agreement, dated as of August 1, 2015, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee.
Exhibit 4.3		Pooling and Servicing Agreement, dated as of June 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Wells Fargo Bank, National Association, as excluded mortgage loan special servicer, Pentalpha Surveillance LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian.
Exhibit 4.4		Amended and Restated Agreement Between Noteholders, dated as of September 15, 2015, by and between Wells Fargo Bank, National Association, not in its individual capacity but solely as Trustee, for the benefit of the Holders of CSAIL 2015 C-3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Initial Note A-1 Holder and the Initial Note A-2 Holder; UBS Real Estate Securities Inc. as the Initial Note A-3-1 Holder and the Initial Note A-3-1 Holder; and Prima Mortgage Investment Trust, LLC as the Junior Noteholder.
Exhibit 4.5		Agreement Between Note Holders, dated as of September 3, 2015, by and between Bank of America, N.A., as the Initial Note A-1 Holder, and Bank of America, N.A., as the Initial Note A-2 Holder.
Exhibit 4.6		Co-Lender Agreement, dated as of August 18, 2015, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-2 Holder.
Exhibit 4.7		Agreement Between Note Holders, dated as of September 24, 2015, by and between UBS Real Estate Securities Inc., as Senior Noteholder and as Junior Noteholder.

Exhibit 4.8	Co-Lender Agreement, dated as of August 18, 2015, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, UBS Real Estate Securities Inc., as the Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-3 Holder.
Exhibit 4.9	Agreement Between Note Holders, dated as of June 4, 2015, by and between Bank of America, N.A., as the Initial Note A-1 Holder, and Bank of America, N.A., as the Initial Note A-2 Holder.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated September 14, 2015, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated September 14, 2015, between UBS Real Estate Securities Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2015	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Senior Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of September 14, 2015, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated as of September 1, 2015, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian.	(E)
4.2	Pooling and Servicing Agreement, dated as of August 1, 2015, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wells Fargo Bank, National Association, as trustee.	(E)
4.3	Pooling and Servicing Agreement, dated as of June 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Wells Fargo Bank, National Association, as excluded mortgage loan special servicer, Pentalpha Surveillance LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.4	Amended and Restated Agreement Between Noteholders, dated as of September 15, 2015, by and between Wells Fargo Bank, National Association, not in its individual capacity but solely as Trustee, for the benefit of the Holders of CSAIL 2015 C-3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Initial Note A-1 Holder and the Initial Note A-2 Holder; UBS Real Estate Securities Inc. as the Initial Note A-3-1 Holder and the Initial Note A-3-1 Holder; and Prima Mortgage Investment Trust, LLC as the Junior Noteholder.	(E)
4.5	Agreement Between Note Holders, dated as of September 3, 2015, by and between Bank of America, N.A., as the Initial Note A-1 Holder, and Bank of America, N.A., as the Initial Note A-2 Holder.	(E)
4.6	Co-Lender Agreement, dated as of August 18, 2015, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-2 Holder.	(E)
4.7	Agreement Between Note Holders, dated as of September 24, 2015, by and between UBS Real Estate Securities Inc., as Senior Noteholder and as Junior Noteholder.	(E)
4.8	Co-Lender Agreement, dated as of August 18, 2015, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, UBS Real Estate Securities Inc., as the Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-3 Holder.	(E)
4.9	Agreement Between Note Holders, dated as of June 4, 2015, by and between Bank of America, N.A., as the Initial Note A-1 Holder, and Bank of America, N.A., as the Initial Note A-2 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Mortgage Loan Purchase Agreement, dated September 14, 2015, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated September 14, 2015, between UBS Real Estate Securities Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)